Sparrow Growth Fund

Class A

Class C

Supplement to the Prospectus dated December 31, 2007

Supplement dated May 7, 2008

Minimum Investment Amounts

Effective immediately, the Fund’s minimum investment amounts have changed. As a result, the table and the paragraph below replace the table found under the heading “How to Buy Shares” on page 8, and the paragraph found under the heading “Automatic Investment Plan” on page 9 of the Prospectus.

TYPE OF INVESTMENT	MINIMUM INITIAL INVESTMENT	MINIMUM SUBSEQUENT INVESTMENT
Taxable Accounts	$2,500	$100
Qualified Retirement Accounts	$250	$50
Qualified Retirement Accounts with Automatic Investment Plan	No minimum	Required $50/month for minimum of 12 consecutive months
Educational IRAs	$500	-0-
Educational IRAs with Automatic Investment Plans	No minimum	Required $50/month for minimum of 5 consecutive months

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting a minimum of $100 per month (or $50 per month for a Qualified Retirement Plan, for a minimum 12 month period) from your bank checking account. Educational IRA contributions may be made monthly by automatically deducting a minimum of $50 per month for five consecutive months from your checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Portfolio Managers

Effective immediately, Gerald R. Sparrow is solely responsible for the day-to-day management of the Fund’s portfolio. All references in the Prospectus to David Presson as a portfolio manager are hereby deleted in their entirety.

Distribution Plans

The following replaces the section “Distribution Plans” on page 13 of the Prospectus:

The Fund has adopted distribution plans for its Class A and Class C shares offered through this prospectus in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under these plans, the Fund pays an annual fee of 0.50% of the average daily net assets of the Fund invested in Class A shares, and 1.00% of such assets invested in Class C shares (0.25% for shareholder servicing and 0.75% for distribution fees), to help defray the cost of distributing the Fund’s shares and servicing its shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges. Depending on the amount of your investment and the length of time you hold your shares, your investment results will not equal the results of a different class of shares having a different sales charge and 12b-1 fee structure.

12b-1 fees are paid to qualifying financial institutions (such as banks, brokers-dealers and other industry professionals) as compensation for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. With respect to Class C shares, the Fund typically accrues 12b-1 fees for the initial year of purchase and makes no 12b-1 payments to financial institutions until the 13th month after Class C shares are purchased. The Fund may also pay a portion of the Class A or Class C 12b-1 fees to the adviser as reimbursement for eligible marketing and other expenses incurred by the adviser on behalf of the Fund. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

This Supplement, and the Prospectus dated December 31, 2007, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated December 31, 2007, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at (888) 727-3301.

Sparrow Growth Fund

Class A

Class C

Supplement to the Statement of Additional Information dated December 31, 2007

Supplement dated May 7, 2008

Portfolio Managers

Effective immediately, Gerald R. Sparrow is solely responsible for the day-to-day management of the Fund’s portfolio. All references in the Statement of Additional Information to David Presson as a portfolio manager are hereby deleted in their entirety.

Distribution Plans

The following replaces the first paragraph of the section “Distribution Plans” on page 16 of the Statement of Additional Information:

The Fund has adopted Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 with regard to Class A shares and Class C shares. Under the Class A Plan, the Fund is authorized to incur distribution expenses at a maximum annual rate of 0.50% of the average daily net assets of the Fund for Class A shares. Under the Class C Plan, the Fund is authorized to incur distribution expenses at a maximum annual rate of 1.00% (0.25% for shareholder servicing and 0.75% for distribution fees) of the average daily net assets of the Fund for Class C shares. The expenses may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Trust regarding the purchase of Fund shares, that hold shares of the Fund in omnibus accounts or as shareholders of record, or provide shareholder support or administrative services; (b) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (c) costs of formulating and implementing marketing and promotional activities; (d) costs of preparing, printing and distributing sales literature; and (e) costs of implementing and operating the Distribution Plans. The Plans are designed to promote the sale of shares of the Fund. 12b-1 fees are paid to qualifying financial institutions (such as banks, brokers-dealers, and other industry professionals) as compensation for providing distribution-related services and/or for providing the services listed above, to the extent these institutions are allowed to do so by applicable statute, rule or regulation. With respect to Class C shares, the Fund typically accrues 12b-1 fees for the initial year of purchase and makes no 12b-1 payments to financial institutions until the 13th month after Class C shares are purchased. The Fund may also pay a portion of the Class A or Class C 12b-1 fees to the Adviser as reimbursement for eligible marketing and other expenses incurred by the Adviser on behalf of the Fund.

Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (888) 727-3301.